UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




      Delaware                          1-6807                  56-0942963
(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                       Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                      28201-1017

(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 8, 2006, Family Dollar Stores, Inc. (the "Company") issued a news release in which the Company announced that it will be unable to file its annual report on Form 10-K for the fiscal year ended August 26, 2006, by the due date of November 9, 2006.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

Exhibit No.                              Document Description
-------------          -------------------------------------------------------

   99                  News Release dated November 8, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAMILY DOLLAR STORES, INC.
                                         -------------------------
                                              (Registrant)



Date:   November 9, 2006                 By: /s/ Janet G.  Kelley
                                         -------------------------------
                                           Janet G. Kelley
                                           Senior Vice President-General Counsel

Exhibit Index
-------------

Exhibit No.                              Document Description
-------------         ----------------------------------------------------------

   99                  News Release dated November 8, 2006